DELAWARE VIP® TRUST

Delaware VIP Trend Series
(the “Series”)

Supplement to the Series’ Prospectuses
dated April 30, 2009

On January 19, 2010, the Board of Trustees of Delaware VIP Trust approved changes to the Series’ investment strategies and policies to reposition the Series as a focus smid-cap growth fund. Under the Series’ new investment strategies and policies, the Series, under normal circumstances, will invest at least 80% of its net assets in equity securities of small- and mid-capitalization companies. The Series’ investment strategies and policies have been revised to focus on small- and mid-capitalization companies that are expected to grow faster than the U.S. economy. The Series will have the ability to invest up to 20% of its net assets in the securities of foreign issuers. The Series will generally hold 25 to 30 stocks, although from time to time the Series may hold fewer or more names depending on the investment manager’s assessment of the investment opportunities available.

In addition, in connection with the repositioning of the Series as a smid-cap growth fund, the Series’ performance will be measured against a new benchmark that the investment manager believes is a more appropriate benchmark of the Series’ investments. The Series’ current benchmark is the Russell 2000® Growth Index. To reflect the Series’ new strategy, the Series’ performance will be measured against the Russell 2500® Growth Index.

The Series will be transitioned to a focus smid-cap growth strategy over a period of 30 days after the date of this Supplement. The increase in the Series’ authority to invest up to 20% of its net assets in the securities of foreign issuers will be effective 60 days after the date of this Supplement.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

In connection with these changes, Christopher J. Bonavico and Kenneth F. Broad will assume portfolio management responsibilities for the Series as of the date of this Supplement.

The following replaces the section entitled, “Who manages the Series — Portfolio managers” on page 8:

Christopher J. Bonavico and Kenneth F. Broad have primary responsibility for making day-to-day investment decisions for the Series. Messrs. Bonavico and Broad assumed responsibility for the Series on January 21, 2010.

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

The following replaces the section entitled, “Profile: Delaware VIP® Trend Series — What are the Series’ main investment strategies?” on page 2:

What are the Series’ main investment strategies?
The Series invests primarily in common stocks of growth-oriented companies that the Series’ investment manager, Delaware Management Company (Manager or we) believes have long-term capital appreciation potential and expect to grow faster than the U.S. economy. We particularly seek small- to mid-sized companies. For purposes of the Series, we will generally consider companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500 Growth Index. As of June 30, 2009, the average market capitalization of a company in the Russell 2500 Growth Index was approximately $1.773 billion and the median market capitalization was approximately $465 million. The Index had a total market capitalization range of approximately $52 million to $4.244 billion.

Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities of small- and mid-capitalization companies (80% Policy). The Series’ 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom up approach, we seek to select securities of companies that we believe have attractive end market potential, dominant business models, and strong free cash flow generation that are attractively priced compared to intrinsic value of the securities. We also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

The Series generally holds 25 to 30 stocks, although from time to time the Series may hold fewer or more names depending on our assessment of the investment opportunities available. We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the Series if it were to experience a period of slow or declining growth.

The following replaces the section entitled, “Profile: Delaware VIP Trend Series — What are the main risks of investing in the Series?” on page 2:

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, Delaware VIP® Trend Series invests in small- or medium-sized companies. These companies may involve greater risk due to their size, narrow product lines, or limited financial resources.

The following replaces the section entitled, “Who should invest in the Series” on page 2:

Who should invest in the Series
•	Investors with long-term financial goals
•	Investors seeking an investment primarily in common stocks
•	Investors seeking exposure to the capital appreciation opportunities of small- and medium-sized, growth-oriented companies

The following is added as the second paragraph in section entitled, “How has the Series performed?” on page 3:

Effective January 21, 2010, the Series is transitioning its investment strategy so that it invests primarily in common stocks of small- to medium-sized, growth-oriented companies whose total market capitalization at the time of investment will be within the range of the Russell 2500 Growth Index. Prior to this time, the Series invested primarily in stocks of small, growth-oriented or emerging companies.

With respect to the Standard Class prospectus only, the following is hereby inserted as the last column of the table entitled, "Average annual returns for periods ended December 31, 2008" in the section entitled, "How has the Series performed?" on page 3:

Russell 2500 Growth Index* (reflects no deduction for fees, expenses, or taxes)

1 year	(41.50%)
5 years	(2.24%)
10 years	0.75%

With respect to the Service Class prospectus only, the following is hereby inserted as the last column of the table entitled, "Average annual returns for periods ended December 31, 2008" in the section entitled, "How has the Series performed?" on page 3:

Russell 2500 Growth Index** (reflects no deduction for fees, expenses, or taxes)

1 year	(41.50%)
5 years	(2.24%)
Lifetime*	(3.60%)

The following replaces the paragraph under the table entitled, "Average annual returns for periods ended December 31, 2008" in the section entitled, "How has the Series performed?" on page 3:

The Series’ returns above are compared to the performances of the Russell 2500 Growth Index and the Russell 2000 Growth Index. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is important to note that, unlike the Series, the Indices are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

With respect to the Service Class prospectus only, the following replaces the footnote (*) under the table entitled, "Average annual returns for periods ended December 31, 2008" in the section entitled, "How has the Series performed?" on page 3:

*	Lifetime returns are shown if the Series or Class existed for less than 10 years. The returns shown for the Service Class are for the lifetime period because the inception date for the Class was May 1, 2000. The Indices report returns on a monthly basis as of the last day of the month. As a result, the Index returns reflect the return from
May 31, 2000 through December 31, 2008.

With respect to the Standard Class prospectus only, the footnote below (*) regarding the Series’ benchmark is hereby added under the table entitled, "Average annual returns for periods ended December 31, 2008" in the section entitled, "How has the Series performed?":

*
The Russell 2500 Growth Index is replacing the Russell 2000 Growth Index as the Series’ benchmark in connection with the Series’ transition of investment strategy. The investment manager believes that the Russell 2500 Growth Index is a more appropriate benchmark of the Series’ investments that will better reflect the Series’ comparative performance within a smid-cap growth universe. The Russell 2000 Growth Index may be excluded from this comparison in the future.

With respect to the Service Class prospectus only, the footnote below (**) regarding the Series’ benchmark is hereby added under the table entitled, "Average annual returns for periods ended December 31, 2008" in the section entitled, "How has the Series performed?":

**
The Russell 2500 Growth Index is replacing the Russell 2000 Growth Index as the Series’ benchmark in connection with the Series’ transition of investment strategy. The investment manager believes that the Russell 2500 Growth Index is a more appropriate benchmark of the Series’ investments that will better reflect the Series’ comparative performance within a smid-cap growth universe. The Russell 2000 Growth Index may be excluded from this comparison in the future.

The following replaces the section entitled, “How we manage the Series — Our investment strategies” on page 5:

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Series. The following are descriptions of how the portfolio management team pursues the Series’ investment objectives.

Delaware VIP® Trend Series seeks long-term capital appreciation. The Series invests primarily in common stocks and generally focuses on small- to mid-sized companies that address large market opportunities.

Our goal is to own companies that we expect to grow faster than the U.S. economy. Using a bottom up approach, we look for companies that:

•	have large end market potential, dominant business models and strong free cash flow generation;
•	demonstrate operational efficiencies;
•	have planned well for capital allocation; and
•	have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company’s potential for free cash flow growth. Our disciplined, research-intensive selection process is designed to identify catalysts such as:

•	management changes;
•	new products;
•	structural changes in the economy; or
•	corporate restructurings and turnaround situations.

The Series’ investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days’ notice before the change in the objective became effective.

The following supplements the information in the section entitled, “How we manage the Series— The securities in which the Series typically invests” beginning on page 5:

Foreign securities and American depositary receipts (ADRs)
Foreign securities are issued directly by non-U.S. entities. ADRs are typically issued by a U.S. bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Series uses them: We may invest up to 20% of the Series’ net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Direct ownership of foreign securities will typically not be a significant part of our strategy. We may, however, own ADRs when we think they offer greater appreciation potential than U.S. securities.

Foreign Currency Transactions
A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

How the Series uses them: Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. It may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of its current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to “lock-in” the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for speculative purposes.

Options and futures
Options represent a right to buy or sell a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Writing a covered call option on a security obligates the owner of the security to sell it at an agreed upon price on an agreed upon date (usually no more than nine months in the future). The owner of the security receives a premium payment from the purchaser of the call, but if the security appreciates to a price greater than the agreed upon selling price, a fund would lose out on those gains.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.

How the Series uses them: If we have stocks that have unrealized gains because of past appreciation, we may want to protect those gains when we anticipate adverse conditions. We might use options or futures to neutralize the effect of any price declines, without selling the security.

We might also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment. We might use this approach if we had excess cash that we wanted to invest quickly. We might use covered call options if we believe that doing so would help the Series to meet its investment objective.

Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.

The Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Fixed income securities
Securities that may include debt securities, bonds and convertible bonds, as well as noninvestment grade fixed income securities.

How the Series uses them: We may invest up to 20% of the Series’ assets in debt securities and bonds. We may also invest up to 15% of this portion in noninvestment grade bonds if we believe that doing so would help us to meet the Series’ objective. We may also invest in convertible bonds, preferred stocks and convertible preferred stock, provided that these investments, when aggregated with the Series’ investments in debt securities and bonds do not exceed 35% of the Series’ assets.

The following replaces the information relating to portfolio turnover in the section entitled, “How we manage the Series — The securities in which the Series typically invests” on page 7:

Portfolio turnover The Series is transitioning to a smid-cap growth strategy. It is expected that the Series’ portfolio turnover will increase during the transition; however, it is anticipated that following the transition, the Series’ annual portfolio turnover will not normally exceed 100%.

A turnover rate of 100% would occur if for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. If it is possible, however, that portfolio turnover will be higher than expected. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

The following is added to the section entitled, “How we manage the Series — The risks of investing in the Series” beginning on page 7:

Emerging markets risk
Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information about issuers and the information that is available tends to be of a lesser quality. Economic structures and markets tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid, and subject to greater price volatility.

How the Series strives to manage it: The Series may invest in emerging market securities. Striving to manage this risk for the Series, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer.

Political risk
Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Series strives to manage it: The Manager evaluates the political situations in the countries where the Series invests and takes into account any potential risks before we select securities for the Series. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Currency risk
Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Series strives to manage it: The Manager may try to hedge the Series’ currency risk by purchasing foreign currency exchange contracts. If the Series agrees to purchase or sell foreign securities at a pre-set price on a future date, the Manager may attempt to protect the value of a security the Series owns from future changes in currency rates. If the Series has agreed to purchase or sell a security, the Manager may also use foreign currency exchange contracts to “lock-in” the security’s price in terms of U.S. dollars or another applicable currency. The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk
Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

How the Series strives to manage it: The Manager conducts fundamental research on the companies that the Series invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the Manager emphasizes company visits. The Manager believes this will help it to better uncover any potential weaknesses in individual companies.

Inefficient market risk
Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Series strives to manage it: The Series will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Transaction costs risk
Transaction costs risk relates to the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, which may be higher than those involved in domestic transactions.

How the Series strives to manage it: The Series is subject to this risk. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Series.

Credit Risk
Credit risk is the possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal. Bonds rated below investment grade are particularly subject to this risk.

How the Series strives to manage it: Fixed income securities are not typically a significant component of our strategy. However, when we do invest in fixed income securities, we will not hold more that 15% of the Series’ net assets in high yield, noninvestment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high yield bonds are designed to manage this risk.

Futures and options risk
Futures and options risk is the possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a fund gains from using the strategy.

How the Series strives to manage it: We may use options and futures to protect gains in the portfolio without actually selling a security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully invested.

Limited number of stocks risk
Limited number of stocks risk is the possibility that a single security’s increase or decrease in value may have a greater impact on the series’ value and total return because the series may hold larger positions in fewer securities than other funds.

How the Series strives to manage it: We maintain a diversified portfolio representing a number of different industries, which helps to minimize the impact that any one security or industry could have on the Series if it were to experience a period of slow or declining growth.

The following replaces the information pertaining to company size risk, interest rate risk, foreign risk, and liquidity risk in the section entitled, , “How we manage the Series — The risks of investing in the Series” beginning on page 7:

Company size risk
Company size risk is the risk that prices of small- and medium-sized companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines. Small company risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Series strives to manage it: The Series may invest in small- and medium-sized companies. We believe medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, we seek a well-diversified portfolio, select stocks carefully, and monitor them frequently.

Interest rate risk
Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

How the Series strives to manage it: We analyze each company’s financial situation and its cash flow to determine the company’s ability to finance future expansion and operations. The potential effect that rising interest rates might have on a stock is taken into consideration before the stock is purchased.

Liquidity risk
Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A series may also not be able to dispose of illiquid securities at a favorable time or price during periods of infrequent trading of an illiquid security.

How the Series strives to manage it: The Series may invest up to 10% of its net assets in illiquid securities.

Please keep this Supplement for future reference.

This Supplement is dated January 21, 2010.